Exhibit (e.2)

Exhibit A

To the Distribution Agreements between

BlackRock Investments, LLC (“BRIL”) and each of

iShares Trust, iShares U.S. ETF Trust and iShares, Inc.

(collectively, the “Companies” and each series thereof, a “Fund”)

As of August 18, 2026

This Exhibit A is appended to the following agreements as described herein:

(1)	The Distribution Agreement dated February 3, 2012, between BRIL and iShares Trust with respect to each Fund included herein;

(2)	The Distribution Agreement dated February 3, 2012, between BRIL and iShares U.S. ETF Trust with respect to each Fund included herein; and

(3)	The Distribution Agreement dated February 3, 2012, between BRIL and iShares, Inc. with respect to each Fund included herein.

iShares Trust

iShares 0-1 Year TIPS Bond ETF

iShares 0-1 Year Treasury Bond ETF

iShares 0-3 Month Treasury Bond ETF

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 1-10 Year Treasury Bond ETF

iShares 1-5 Year Investment Grade Corporate Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 5-10 Year Investment Grade Corporate Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Investment Grade Corporate Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond BuyWrite Strategy ETF

iShares 20+ Year Treasury Bond ETF

iShares 25+ Year Treasury STRIPS Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares BBB Rated Corporate Bond ETF

iShares BB Rated Corporate Bond ETF

iShares Biotechnology ETF

iShares Blockchain and Tech ETF

iShares Breakthrough Environmental Solutions ETF

iShares Broad USD Floating Rate Loan ETF

iShares Broad USD High Yield Corporate Bond ETF

iShares Broad USD Investment Grade Corporate Bond ETF

iShares California Muni Bond ETF

iShares China Large-Cap ETF

iShares Climate Conscious & Transition MSCI USA ETF

iShares CMBS ETF

iShares Convertible Bond ETF

iShares Copper and Metals Mining ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 5-10 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core 30/70 Conservative Allocation ETF

iShares Core 40/60 Moderate Allocation ETF

iShares Core 60/40 Balanced Allocation ETF

iShares Core 80/20 Aggressive Allocation ETF

iShares Core Dividend ETF

iShares Core Dividend Growth ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI International Developed Markets ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core S&P U.S. Growth ETF

iShares Core S&P U.S. Value ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. REIT ETF

iShares Core Universal USD Bond ETF

iShares Currency Hedged MSCI ACWI ex U.S. ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EAFE Small-Cap ETF

iShares Currency Hedged MSCI Eurozone ETF

iShares Currency Hedged MSCI Japan ETF

iShares Cybersecurity and Tech ETF

iShares Dow Jones U.S. ETF

iShares Emerging Markets Infrastructure ETF

iShares Energy Storage & Materials ETF

iShares Environmental Infrastructure and Industrials ETF

iShares Environmentally Aware Real Estate ETF

iShares ESG Advanced High Yield Corporate Bond ETF

iShares ESG Advanced MSCI EAFE ETF

iShares ESG Advanced MSCI EM ETF

iShares ESG Advanced MSCI USA ETF

iShares ESG Advanced Universal USD Bond ETF

iShares ESG Aware 1-5 Year USD Corporate Bond ETF

iShares ESG Aware MSCI EAFE ETF

iShares ESG Aware MSCI USA ETF

iShares ESG Aware MSCI USA Growth ETF

iShares ESG Aware MSCI USA Small-Cap ETF

iShares ESG Aware MSCI USA Value ETF

iShares ESG Aware U.S. Aggregate Bond ETF

iShares ESG Aware USD Corporate Bond ETF

iShares ESG MSCI EM Leaders ETF

iShares ESG MSCI KLD 400 ETF

iShares ESG MSCI USA Leaders ETF

iShares ESG Optimized MSCI USA ETF

iShares ESG Optimized MSCI USA Min Vol Factor ETF

iShares ESG Select Screened S&P 500 ETF

iShares ESG Select Screened S&P Mid-Cap ETF

iShares ESG Select Screened S&P Small-Cap ETF

iShares Euro Investment Grade Corporate Bond USD Hedged ETF

iShares Europe ETF

iShares Expanded Tech Sector ETF

iShares Expanded Tech-Software Sector ETF

iShares Fallen Angels USD Bond ETF

iShares Floating Rate Bond ETF

iShares Future AI & Tech ETF

iShares Future Exponential Technologies ETF

iShares Genomics Immunology and Healthcare ETF

iShares Global 100 ETF

iShares Global Clean Energy ETF

iShares Global Comm Services ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Equity Factor ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global REIT ETF

iShares Global Tech ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares GNMA Bond ETF

iShares Government/Credit Bond ETF

iShares High Yield Corporate Bond BuyWrite Strategy ETF

iShares High Yield Systematic Bond ETF

iShares iBonds 1-5 Year Corporate Ladder ETF

iShares iBonds 1-5 Year High Yield and Income Ladder ETF

iShares iBonds 1-5 Year TIPS Ladder ETF

iShares iBonds 1-5 Year Treasury Ladder ETF

iShares iBonds 2026 Term High Yield and Income ETF

iShares iBonds 2027 Term High Yield and Income ETF

iShares iBonds 2028 Term High Yield and Income ETF

iShares iBonds 2029 Term High Yield and Income ETF

iShares iBonds 2030 Term High Yield and Income ETF

iShares iBonds 2031 Term High Yield and Income ETF

iShares iBonds 2032 Term High Yield and Income ETF

iShares iBonds 2033 Term High Yield and Income ETF

iShares iBonds Dec 2026 Term Corporate ETF

iShares iBonds Dec 2026 Term Muni Bond ETF

iShares iBonds Dec 2026 Term Treasury ETF

iShares iBonds Dec 2027 Term Corporate ETF

iShares iBonds Dec 2027 Term Muni Bond ETF

iShares iBonds Dec 2027 Term Treasury ETF

iShares iBonds Dec 2028 Term Corporate ETF

iShares iBonds Dec 2028 Term Muni Bond ETF

iShares iBonds Dec 2028 Term Treasury ETF

iShares iBonds Dec 2029 Term Corporate ETF

iShares iBonds Dec 2029 Term Muni Bond ETF

iShares iBonds Dec 2029 Term Treasury ETF

iShares iBonds Dec 2030 Term Corporate ETF

iShares iBonds Dec 2030 Term Muni Bond ETF

iShares iBonds Dec 2030 Term Treasury ETF

iShares iBonds Dec 2031 Term Corporate ETF

iShares iBonds Dec 2031 Term Muni Bond ETF

iShares iBonds Dec 2031 Term Treasury ETF

iShares iBonds Dec 2032 Term Corporate ETF

iShares iBonds Dec 2032 Term Muni Bond ETF

iShares iBonds Dec 2032 Term Treasury ETF

iShares iBonds Dec 2033 Term Corporate ETF

iShares iBonds Dec 2033 Term Muni Bond ETF

iShares iBonds Dec 2033 Term Treasury ETF

iShares iBonds Dec 2034 Term Corporate ETF

iShares iBonds Dec 2034 Term Muni Bond ETF

iShares iBonds Dec 2034 Term Treasury ETF

iShares iBonds Dec 2035 Term Corporate ETF

iShares iBonds Dec 2035 Term Muni Bond ETF

iShares iBonds Dec 2035 Term Treasury ETF

iShares iBonds Dec 2036 Term Corporate ETF

iShares iBonds Dec 2036 Term Treasury ETF

iShares iBonds Dec 2044 Term Treasury ETF

iShares iBonds Dec 2045 Term Treasury ETF

iShares iBonds Dec 2046 Term Treasury ETF

iShares iBonds Dec 2054 Term Treasury ETF

iShares iBonds Dec 2055 Term Treasury ETF

iShares iBonds Dec 2056 Term Treasury ETF

iShares iBonds Oct 2026 Term TIPS ETF

iShares iBonds Oct 2027 Term TIPS ETF

iShares iBonds Oct 2028 Term TIPS ETF

iShares iBonds Oct 2029 Term TIPS ETF

iShares iBonds Oct 2030 Term TIPS ETF

iShares iBonds Oct 2031 Term TIPS ETF

iShares iBonds Oct 2032 Term TIPS ETF

iShares iBonds Oct 2033 Term TIPS ETF

iShares iBonds Oct 2034 Term TIPS ETF

iShares iBonds Oct 2035 Term TIPS ETF

iShares iBonds Oct 2036 Term TIPS ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Intermediate Government/Credit Bond ETF

iShares International Developed Real Estate ETF

iShares International Developed Small Cap Value Factor ETF

iShares International Dividend Growth ETF

iShares International Equity Factor ETF

iShares International Select Dividend ETF

iShares International Small-Cap Equity Factor ETF

iShares International Treasury Bond ETF

iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

iShares Investment Grade Systematic Bond ETF

iShares J.P. Morgan Broad USD Emerging Markets Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF

iShares Large Cap 10% Target Buffer Mar ETF

iShares Large Cap 10% Target Buffer Jun ETF

iShares Large Cap 10% Target Buffer Sep ETF

iShares Large Cap 10% Target Buffer Dec ETF

iShares Large Cap Accelerated Outcome ETF

iShares Large Cap Max Buffer Mar ETF

iShares Large Cap Max Buffer Jun ETF

iShares Large Cap Max Buffer Sep ETF

iShares Large Cap Max Buffer Dec ETF

iShares Latin America 40 ETF

iShares LifePath Retirement ETF

iShares LifePath Target Date 2030 ETF

iShares LifePath Target Date 2035 ETF

iShares LifePath Target Date 2040 ETF

iShares LifePath Target Date 2045 ETF

iShares LifePath Target Date 2050 ETF

iShares LifePath Target Date 2055 ETF

iShares LifePath Target Date 2060 ETF

iShares LifePath Target Date 2065 ETF

iShares LifePath Target Date 2070 ETF

iShares Lithium Miners and Producers ETF

iShares Long-Term National Muni Bond ETF

iShares Low Carbon Optimized MSCI ACWI ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Morningstar Growth ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Morningstar U.S. Equity ETF

iShares Morningstar Value ETF

iShares Mortgage Real Estate ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China A ETF

iShares MSCI China ETF

iShares MSCI China Multisector Tech ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Min Vol Factor ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Emerging Markets Quality Factor ETF

iShares MSCI Emerging Markets Value Factor ETF

iShares MSCI Europe Financials ETF

iShares MSCI Europe Small-Cap ETF

iShares MSCI Finland ETF

iShares MSCI Global Quality Factor ETF

iShares MSCI Global Sustainable Development Goals ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Intl Momentum Factor ETF

iShares MSCI Intl Quality Factor ETF

iShares MSCI Intl Value Factor ETF

iShares MSCI Ireland ETF

iShares MSCI Japan Value ETF

iShares MSCI Kokusai ETF

iShares MSCI Kuwait ETF

iShares MSCI New Zealand ETF

iShares MSCI Norway ETF

iShares MSCI Peru and Global Exposure ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Saudi Arabia ETF

iShares MSCI UAE ETF

iShares MSCI United Kingdom ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA Min Vol Factor ETF

iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Quality Factor ETF

iShares MSCI USA Quality GARP ETF

iShares MSCI USA Size Factor ETF

iShares MSCI USA Small-Cap Min Vol Factor ETF

iShares MSCI USA Small-Cap Quality Factor ETF

iShares MSCI USA Value Factor ETF

iShares MSCI World Small-Cap ETF

iShares Nasdaq 100 ETF

iShares Nasdaq-100 ex Top 30 ETF

iShares Nasdaq Top 30 Stocks ETF

iShares National Muni Bond ETF

iShares Neuroscience and Healthcare ETF

iShares New York Muni Bond ETF

iShares North American Natural Resources ETF

iShares Paris-Aligned Climate Optimized MSCI USA ETF

iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF

iShares Preferred and Income Securities ETF

iShares Residential and Multisector Real Estate ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 BuyWrite ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 2500 ETF

iShares Russell 3000 ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 3% Capped ETF

iShares S&P 500 BuyWrite ETF

iShares S&P 500 ex S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Select U.S. REIT ETF

iShares Self-Driving EV and Tech ETF

iShares Semiconductor ETF

iShares Short-Term National Muni Bond ETF

iShares Systematic Bond ETF

iShares Texas Equity ETF

iShares Top 20 U.S. Stocks ETF

iShares TIPS Bond ETF

iShares Total USD Fixed Income Market ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. Consumer Discretionary ETF

iShares U.S. Consumer Staples ETF

iShares U.S. Digital Infrastructure and Real Estate ETF

iShares U.S. Energy ETF

iShares U.S. Equity Factor ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Infrastructure ETF

iShares U.S. Insurance ETF

iShares U.S. Manufacturing ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Small-Cap Equity Factor ETF

iShares U.S. Technology ETF

iShares U.S. Tech Breakthrough Multisector ETF

iShares U.S. Telecommunications ETF

iShares U.S. Transportation ETF

iShares U.S. Treasury Bond ETF

iShares U.S. Utilities ETF

iShares US Small Cap Value Factor ETF

iShares USD Green Bond ETF

iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Bloomberg Roll Select Commodity Strategy ETF

iShares GSCI Commodity Dynamic Roll Strategy ETF

iShares Inflation Hedged Corporate Bond ETF

iShares Interest Rate Hedged Corporate Bond ETF

iShares Interest Rate Hedged High Yield Bond ETF

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

iShares Short Duration Bond Active ETF

iShares Short Maturity Municipal Bond Active ETF

iShares Strategic Metals ETF

iShares Ultra Short Duration Bond Active ETF

iShares U.S. Tech Independence Focused ETF

iShares, Inc.

iShares Asia/Pacific Dividend ETF

iShares Core MSCI Emerging Markets ETF

iShares Currency Hedged MSCI Emerging Markets ETF

iShares Emerging Markets Dividend ETF

iShares Emerging Markets Equity Factor ETF

iShares ESG Aware MSCI EM ETF

iShares Euro High Yield Corporate Bond USD Hedged ETF

iShares J.P. Morgan EM Corporate Bond ETF

iShares J.P. Morgan EM High Yield Bond ETF

iShares J.P. Morgan EM Local Currency Bond ETF

iShares MSCI Agriculture Producers ETF

iShares MSCI Australia ETF

iShares MSCI Austria ETF

iShares MSCI Belgium ETF

iShares MSCI BIC ETF

iShares MSCI Brazil ETF

iShares MSCI Canada ETF

iShares MSCI Chile ETF

iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets ex China ETF

iShares MSCI Emerging Markets Min Vol Factor ETF

iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Eurozone ETF

iShares MSCI France ETF

iShares MSCI Germany ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Min Vol Factor ETF

iShares MSCI Global Silver and Metals Miners ETF

iShares MSCI Hong Kong ETF

iShares MSCI Israel ETF

iShares MSCI Italy ETF

iShares MSCI Japan ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Mexico ETF

iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Russia ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea ETF

iShares MSCI Spain ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand ETF

iShares MSCI Turkey ETF

iShares MSCI USA Equal Weighted ETF

iShares MSCI World ETF

iShares U.S. Power Infrastructure ETF

iShares US & Intl High Yield Corp Bond ETF